SUPPLEMENT Dated August 7, 2006

To The Prospectus Dated April 28, 2006 For

Your Variable Annuity Contract

Issued By ING Life Insurance and Annuity Company

Through Variable Annuity Account B or I of ING Life Insurance and Annuity Company

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at

1-800-366-0066.

These investment portfolio changes, underlined in the following excerpts of “Appendix III – Description of Underlying Funds,” are all effective August 7, 2006 – with all references in the prospectus changed accordingly:

Fund Name and Investment Adviser/Subadviser	Investment Objective
ING Investors Trust 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258

ING FMRSM Mid Cap Growth Portfolio (formerly, ING MFS Mid Cap Growth Portfolio) (Class S)

Investment Adviser: Directed Services, Inc.

Investment Subadviser: Fidelity Management & Research Co. (formerly, Massachusetts Financial Services Company)

Seeks long-term growth of capital.

ING Partners, Inc. 151 Farmington Avenue, Hartford, CT 06156-8962

ING Thornburg Value Portfolio (formerly, ING MFS Capital Opportunities Portfolio) (Initial Class)

Investment Adviser: ING Life Insurance and Annuity Company

Investment Subadviser: Thornburg Management Company (formerly, Massachusetts Financial Services Company)

Seeks capital appreciation.

140560 – ILIAC	08/07/06